SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                   May 30, 2003
                             ----------------------
                         Date of Earliest Reported Event


                              AMEN Properties, Inc.
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             (Exact name of registrant as specified in its Charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                    000-22847
                            ------------------------
                            (Commission File Number)

                                   54-1831588
                        ---------------------------------
                        (IRS Employer Identification No.)

                         303 W. Wall Street, Suite 1700
                              Midland, Texas 79701
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               (Address of principal executive offices) (Zip Code)

                                 (432) 684-3821
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              (Registrant's telephone number, including area code)

                                       NA

              ----------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
                                      1934

                                    FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

On Friday, May 30, 2003, AMEN Properties, Inc ("the Company") entered into agreements effective May 30, 2003 ("the Agreements") with its Series A and Series B Preferred Shareholders ("the Preferred Shareholders") pursuant to which the Preferred Shareholders agreed to the suspension of the accrual of dividends on the Series A and Series B Preferred Stock from and after April 1, 2003. Additionally, the Company agreed to declare and pay the accrued and unpaid dividends on the Preferred Stock through March 31, 2003 in shares of the Company's common stock in accordance with the Series A and Series B Preferred Stock Designations ("the Designations"). As a result, the Company will issue 209,302 unregistered shares of common stock of the Company to satisfy the accrued dividend as of March 31,2003. In addition, the Preferred Shareholders agreed to amend the designations to effect the terms of the agreement.

In accordance with the Designations, the number of common shares to be issued was determined by dividing the accrued dividend of $360,000 by $1.72, which represents the average closing price of the Company's common stock for the sixty
(60) trading days prior to the dividend declaration. The dividend was approved by the Company's Board of Directors on May 6, 2003, pending execution of the Agreements by all of the Preferred Shareholders, for owners of record on June 6, 2003. Although the newly issued common shares are not currently registered, the Company does intend on filing a Form S-3 to register these securities, plus securities to be issued in the event of conversion of the Series A and Series B Preferred Stock. The suspension of future dividends will eliminate the 6% annual dividend, representing a $42,000 accrual per calendar quarter.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements - not applicable
(b)  Pro Forma Financial Information - not applicable
(c)  Exhibits

     10.1 Agreement to Suspend Dividends and Consent of Holders of Series A Preferred Stock of AMEN Properties, Inc.
     10.2 Agreement to Suspend Dividends and Consent of Holders of Series B Convertible Preferred Stock of AMEN Properties, Inc.
     99.1 Press release of AMEN Properties, Inc. dated June 2, 2003, titled "AMEN Properties Announces Preferred Stock Dividend and Suspension of Future Preferred Stock Dividends"

Exhibit Index

Exhibit no.          Document description

10.1 Agreement to Suspend Dividends and Consent of Holders of Series A Preferred Stock of AMEN Properties, Inc.
10.2 Agreement to Suspend Dividends and Consent of Holders of Series B Convertible Preferred Stock of AMEN Properties, Inc.
99.1 Press release of AMEN Properties, Inc. dated June 2, 2003 titled "AMEN Properties Announces Preferred Stock Dividend and Suspension of Future Preferred Stock Dividends."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           AMEN Properties, Inc.
                           ---------------------
                           (Registrant)

Date: June 2, 2003         By /s/ Eric Oliver
                           ------------------
                           Chairman of the Board of Directors and Chief
                           Executive Officer
                           (Signature)